UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2020

PCT LTD

(Exact name of registrant as specified in its charter)

Nevada	000-31549	90-0578516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street Little River, South Carolina	29566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

STATUS OF PUBLIC REPORTS

The Registrant is diligently working towards the preparation and filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”).

Due to the continued social distancing and limited travel protocols established by federal, state and local governments limiting physical contact as result of the global outbreak of the COVID-19 virus, many of the Registrant’s service providers (accountants, attorneys, auditors) are continuing to work remotely on a limited basis. This has slowed the accounting and auditing work required to compile, review and audit the Registrant’s financial statements for the year ended December 31, 2019 to be included in the Annual Report.

In the interim, the Registrant remains open for business and continues to supply products and solutions to its customers.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act as they relate to the COVID-19 pandemic. These forward-looking statements are not historical facts but rather are based on current expectations, estimates and projections. The Registrant may use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “foresee,” “estimate” and variations of these words and similar expressions to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond its control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted. These risks and uncertainties include the following:

•	The impact of COVID-19 on the Registrant’s future operating results;
•	The impact of COVID-19 on the Registrant’s business prospects;
•	The impact of COVID-19 on the Registrant’s contractual arrangements and relationships with third parties;
•	The impact of COVID-19 on the Registrant’s possible financings;
•	The actual date for filing the Annual Report;
•	The ability of the Registrant to continue business operations as an essential business;
•	The adverse public health developments and economic effects of the outbreak in the United States, which have become more severe in the weeks prior to the date of this Current Report, could adversely affect the Registrant’s operations as a result of quarantines, facility closures and logistics restrictions in connection with the outbreak;
•	More broadly, the outbreak could potentially lead to an economic downturn, which may adversely affect the Registrant’s business, results of operations and financial condition; and
•	the adequacy of the Registrant’s cash resources and working capital.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could differ materially from those anticipated in these forward-looking statements, and the Registrant’s business, results of operations, financial condition and cash flows may be materially and adversely affected. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Except to the extent required by applicable law or rules, the Registrant undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCT LTD

By: /s/ Gary J. Grieco

Gary J. Grieco, President

Date: May 29, 2020